                     SUPPLEMENT DATED JULY 25, 2003 TO THE

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 24, 2003
                            VAN KAMPEN EXCHANGE FUND

     The Statement of Additional Information is hereby supplemented as follows:

     The section entitled "ITEM 13. MANAGEMENT OF THE FUND." is hereby amended by deleting all managing general partner biographical information in its entirety and replacing it with the following:

ITEM 13. MANAGEMENT OF THE FUND.

     The business and affairs of the Fund are managed under the direction of the Fund's Managing General Partners and the Fund's officers appointed by the Managing General Partners. The tables below list the Managing General Partners and executive officers of the Fund and their principal occupations during the last five years, other directorships held by the Managing General Partners and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Managing General Partners serve one year terms or until their successors are duly elected and qualified. Executive Officers are annually elected by the Managing General Partners.

                     INDEPENDENT MANAGING GENERAL PARTNERS

                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                                                                         COMPLEX
                                          TERM OF                                        OVERSEEN
                                         OFFICE AND                                         BY
NAME, AGE AND ADDRESS       POSITION(S)  LENGTH OF                                       MANAGING    OTHER DIRECTORSHIPS
OF INDEPENDENT MANAGING      HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             GENERAL     HELD BY MANAGING
GENERAL PARTNER                FUND        SERVED    DURING PAST 5 YEARS                 PARTNER     GENERAL PARTNER
David C. Arch (58)          Managing         +       Chairman and Chief Executive           91       Trustee/Director/
Blistex Inc.                General                  Officer of Blistex Inc., a                      Managing General
1800 Swift Drive            Partner                  consumer health care products                   Partner of funds in
Oak Brook, IL 60523                                  manufacturer. Former Director of                the Fund Complex.
                                                     the World Presidents
                                                     Organization-Chicago Chapter.
                                                     Director of the Heartland
                                                     Alliance, a nonprofit
                                                     organization serving human needs
                                                     based in Chicago.

J. Miles Branagan (71)      Managing         +       Private investor. Co-founder, and      89       Trustee/Director/
1632 Morning Mountain Road  General                  prior to August 1996, Chairman,                 Managing General
Raleigh, NC 27614           Partner                  Chief Executive Officer and                     Partner of funds in
                                                     President, MDT Corporation (now                 the Fund Complex.
                                                     known as Getinge/ Castle, Inc., a
                                                     subsidiary of Getinge Industrier
                                                     AB), a company which develops,
                                                     manufactures, markets and
                                                     services medical and scientific
                                                     equipment.


                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                                                                         COMPLEX
                                          TERM OF                                        OVERSEEN
                                         OFFICE AND                                         BY
NAME, AGE AND ADDRESS       POSITION(S)  LENGTH OF                                       MANAGING    OTHER DIRECTORSHIPS
OF INDEPENDENT MANAGING      HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             GENERAL     HELD BY MANAGING
GENERAL PARTNER                FUND        SERVED    DURING PAST 5 YEARS                 PARTNER     GENERAL PARTNER
Jerry D. Choate (64)        Managing         +       Prior to January 1999, Chairman        89       Trustee/Director/
33971 Selva Road            General                  and Chief Executive Officer of                  Managing General
Suite 130                   Partner                  the Allstate Corporation                        Partner of funds in
Dana Point, CA 92629                                 ("Allstate") and Allstate                       the Fund Complex.
                                                     Insurance Company. Prior to                     Director of Amgen
                                                     January 1995, President and Chief               Inc., a
                                                     Executive Officer of Allstate.                  biotechnological
                                                     Prior to August 1994, various                   company, and Director
                                                     management positions at Allstate.               of Valero Energy
                                                                                                     Corporation, an
                                                                                                     independent refining
                                                                                                     company.

Rod Dammeyer (62)           Managing         +       President of CAC, llc., a private      91       Trustee/Director/
CAC, llc.                   General                  company offering capital                        Managing General
4350 LaJolla Village Drive  Partner                  investment and management                       Partner of funds in
Suite 980                                            advisory services. Prior to July                the Fund Complex.
San Diego, CA 92122-6223                             2000, Managing Partner of Equity                Director of TeleTech
                                                     Group Corporate Investment (EGI),               Holdings Inc.,
                                                     a company that makes private                    Stericycle, Inc.,
                                                     investments in other companies.                 TheraSense, Inc.,
                                                                                                     GATX Corporation,
                                                                                                     Arris Group, Inc. and
                                                                                                     Trustee of the
                                                                                                     University of Chicago
                                                                                                     Hospitals and Health
                                                                                                     Systems. Prior to May
                                                                                                     2002, Director of
                                                                                                     Peregrine Systems
                                                                                                     Inc. Prior to
                                                                                                     February 2001, Vice
                                                                                                     Chairman and Director
                                                                                                     of Anixter
                                                                                                     International, Inc.
                                                                                                     and IMC Global Inc.
                                                                                                     Prior to July 2000,
                                                                                                     Director of Allied
                                                                                                     Riser Communications
                                                                                                     Corp., Matria
                                                                                                     Healthcare Inc.,
                                                                                                     Transmedia Networks,
                                                                                                     Inc., CNA Surety,
                                                                                                     Corp. and Grupo
                                                                                                     Azcarero Mexico
                                                                                                     (GAM). Prior to April
                                                                                                     1999, Director of
                                                                                                     Metal Management,
                                                                                                     Inc.


                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                                                                         COMPLEX
                                          TERM OF                                        OVERSEEN
                                         OFFICE AND                                         BY
NAME, AGE AND ADDRESS       POSITION(S)  LENGTH OF                                       MANAGING    OTHER DIRECTORSHIPS
OF INDEPENDENT MANAGING      HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             GENERAL     HELD BY MANAGING
GENERAL PARTNER                FUND        SERVED    DURING PAST 5 YEARS                 PARTNER     GENERAL PARTNER
Linda Hutton Heagy (55)     Managing         +       Managing Partner of Heidrick &         89       Trustee/Director/
Heidrick & Struggles        General                  Struggles, an executive search                  Managing General
233 South Wacker Drive      Partner                  firm. Trustee on the University                 Partner of funds in
Suite 7000                                           of Chicago Hospitals Board, Vice                the Fund Complex.
Chicago, IL 60606                                    Chair of the Board of the YMCA of
                                                     Metropolitan Chicago and a member
                                                     of the Women's Board of the
                                                     University of Chicago. Prior to
                                                     1997, Partner of Ray & Berndtson,
                                                     Inc., an executive recruiting
                                                     firm. Prior to 1996, Trustee of
                                                     The International House Board, a
                                                     fellowship and housing
                                                     organization for international
                                                     graduate students. Prior to 1995,
                                                     Executive Vice President of ABN
                                                     AMRO, N.A., a bank holding
                                                     company. Prior to 1992, Executive
                                                     Vice President of La Salle
                                                     National Bank.

R. Craig Kennedy (51)       Managing         +       Director and President of the          89       Trustee/Director/
11 DuPont Circle, N.W.      General                  German Marshall Fund of the                     Managing General
Washington, D.C. 20016      Partner                  United States, an independent                   Partner of funds in
                                                     U.S. foundation created to deepen               the Fund Complex.
                                                     understanding, promote
                                                     collaboration and stimulate
                                                     exchanges of practical experience
                                                     between Americans and Europeans.
                                                     Formerly, advisor to the Dennis
                                                     Trading Group Inc., a managed
                                                     futures and option company that
                                                     invests money for individuals and
                                                     institutions. Prior to 1992,
                                                     President and Chief Executive
                                                     Officer, Director and member of
                                                     the Investment Committee of the
                                                     Joyce Foundation, a private
                                                     foundation.

Howard J Kerr (67)          Managing         +       Prior to 1998, President and           91       Trustee/Director/
736 North Western Avenue    General                  Chief Executive Officer of                      Managing General
P.O. Box 317                Partner                  Pocklington Corporation, Inc., an               Partner of funds in
Lake Forest, IL 60045                                investment holding company.                     the Fund Complex.
                                                     Director of the Marrow Foundation               Director of the Lake
                                                                                                     Forest Bank & Trust.

Theodore A. Myers (72)      Managing         +       Financial consultant. Trustee or       36       Director of Met Life
550 Washington Avenue       General                  Managing General Partner of other               Investors (formerly
Glencoe, IL 60022           Partner                  funds in the Closed-End Fund                    known as COVA
                                                     Complex. Prior to 1998, Senior                  Financial Life
                                                     Financial Advisor (and, prior to                Insurance). Prior to
                                                     1997, an Executive Vice                         1997, Director of
                                                     President, Chief Financial                      McLouth Steel.
                                                     Officer and Director) of
                                                     Qualitech Steel Corporation, a
                                                     producer of high quality
                                                     engineered steels for automotive,
                                                     transportation and capital goods
                                                     industries. Prior to 1997, member
                                                     of the Arthur Andersen Chief
                                                     Financial Officers' Advisory
                                                     Committee.


                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                                                                         COMPLEX
                                          TERM OF                                        OVERSEEN
                                         OFFICE AND                                         BY
NAME, AGE AND ADDRESS       POSITION(S)  LENGTH OF                                       MANAGING    OTHER DIRECTORSHIPS
OF INDEPENDENT MANAGING      HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             GENERAL     HELD BY MANAGING
GENERAL PARTNER                FUND        SERVED    DURING PAST 5 YEARS                 PARTNER     GENERAL PARTNER
Jack E. Nelson (67)         Managing         +       President of Nelson Investment         89       Trustee/Director/
423 Country Club Drive      General                  Planning Services, Inc., a                      Managing General
Winter Park, FL 32789       Partner                  financial planning company and                  Partner of funds in
                                                     registered investment adviser in                the Fund Complex.
                                                     the State of Florida. President
                                                     of Nelson Ivest Brokerage
                                                     Services Inc., a member of the
                                                     NASD, Securities Investors
                                                     Protection Corp. and the
                                                     Municipal Securities Rulemaking
                                                     Board. President of Nelson Sales
                                                     and Services Corporation, a
                                                     marketing and services company to
                                                     support affiliated companies.

Hugo F. Sonnenschein (62)   Managing         +       President Emeritus and Honorary        91       Trustee/Director/
1126 E. 59th Street         General                  Trustee of the University of                    Managing General
Chicago, IL 60637           Partner                  Chicago and the Adam Smith                      Partner of funds in
                                                     Distinguished Service Professor                 the Fund Complex.
                                                     in the Department of Economics at               Director of Winston
                                                     the University of Chicago. Prior                Laboratories, Inc.
                                                     to July 2000, President of the
                                                     University of Chicago. Trustee of
                                                     the University of Rochester and a
                                                     member of its investment
                                                     committee. Member of the National
                                                     Academy of Sciences, the American
                                                     Philosophical Society and a
                                                     fellow of the American Academy of
                                                     Arts and Sciences.

Suzanne H. Woolsey (61)     Managing         +       Chief Communications Officer of        89       Trustee/Director/
2101 Constitution Ave.,     General                  the National Academy of Sciences/               Managing General
N.W.                        Partner                  National Research Council, an                   Partner of funds in
Room 285                                             independent, federally chartered                the Fund Complex.
Washington, D.C. 20418                               policy institution, since 2001                  Director of Neurogen
                                                     and previously Chief Operating                  Corporation, a
                                                     Officer from 1993 to 2001.                      pharmaceutical
                                                     Director of the Institute for                   company, since
                                                     Defense Analyses, a federally                   January 1998.
                                                     funded research and development
                                                     center, Director of the German
                                                     Marshall Fund of the United
                                                     States, and Trustee of Colorado
                                                     College. Prior to 1993, Executive
                                                     Director of the Commission on
                                                     Behavioral and Social Sciences
                                                     and Education at the National
                                                     Academy of Sciences/ National
                                                     Research Council. From 1980
                                                     through 1989, Partner of Coopers
                                                     & Lybrand.

                     INTERESTED MANAGING GENERAL PARTNERS*

                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                                                                         COMPLEX
                                          TERM OF                                        OVERSEEN
                                         OFFICE AND                                         BY
NAME, AGE AND ADDRESS       POSITION(S)  LENGTH OF                                       MANAGING    OTHER DIRECTORSHIPS
OF INTERESTED MANAGING       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             GENERAL     HELD BY MANAGING
GENERAL PARTNER                FUND        SERVED    DURING PAST 5 YEARS                 PARTNER     GENERAL PARTNER
Mitchell M. Merin* (49)     Managing         +       President and Chief Executive          89       Trustee/Director/
1221 Avenue of the          General                  Officer of funds in the Fund                    Managing General
Americas                    Partner,                 Complex. Chairman, President,                   Partner of funds in
New York, NY 10020          President                Chief Executive Officer and                     the Fund Complex.
                            and Chief                Director of the Advisers and VK
                            Executive                Advisors Inc. since December
                            Officer                  2002. Chairman, President and
                                                     Chief Executive Officer of Van
                                                     Kampen Investments since December
                                                     2002. Director of Van Kampen
                                                     Investments since December 1999.
                                                     Chairman and Director of Van
                                                     Kampen Funds Inc. since December
                                                     2002. President, Director and
                                                     Chief Operating Officer of Morgan
                                                     Stanley Investment Management
                                                     since December 1998. President
                                                     and Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Previously Chief
                                                     Executive Officer of Van Kampen
                                                     Funds Inc. from December 2002 to
                                                     July 2003, Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. from April 1997 to June
                                                     1998. Chief Executive Officer
                                                     from September 2002 to April 2003
                                                     and Vice President from May 1997
                                                     to April 1999 of the Morgan
                                                     Stanley Funds.
Richard F. Powers, III*     Managing         +       Advisory Director of Morgan            91       Trustee/Director/
(57)                        General                  Stanley. Prior to December 2002,                Managing General
1 Parkview Plaza            Partner                  Chairman, Director, President,                  Partner of funds in
P.O. Box 5555                                        Chief Executive Officer and                     the Fund Complex.
Oakbrook Terrace, IL 60181                           Managing Director of Van Kampen
                                                     Investments and its investment
                                                     advisory, distribution and other
                                                     subsidiaries. Prior to December
                                                     2002, President and Chief
                                                     Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                        NUMBER OF
                                                                                         FUNDS IN
                                                                                           FUND
                                                                                         COMPLEX
                                          TERM OF                                        OVERSEEN
                                         OFFICE AND                                         BY
NAME, AGE AND ADDRESS       POSITION(S)  LENGTH OF                                       MANAGING    OTHER DIRECTORSHIPS
OF INTERESTED MANAGING       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             GENERAL     HELD BY MANAGING
GENERAL PARTNER                FUND        SERVED    DURING PAST 5 YEARS                 PARTNER     GENERAL PARTNER
Wayne W. Whalen* (63)       Managing         +       Partner in the law firm of             91       Trustee/Director/
333 West Wacker Drive       General                  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606           Partner                  Flom (Illinois), legal counsel to               Partner of funds in
                                                     funds in the Fund Complex.                      the Fund Complex.

------------------------------------

+ The year of election is specified in the Fund's Statement of Additional
  Information except Messrs. J. Miles Branagan, Jerry D. Choate, Linda Hutton Heagy, R. Craig Kennedy, Mitchell M. Merin, Jack E. Nelson and Suzanne H. Woolsey who were elected to the Funds effective June 30, 2003.

* Such Managing General Partner is an "interested person" (within the meaning of
  Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President          ++      Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                           Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.
Stefanie V. Chang (36)        Vice President          ++      Executive Director of Morgan Stanley Investment Management.
                                                              Vice President of funds in the Fund Complex.
Joseph J. McAlinden (60)      Executive Vice          ++      Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and                   Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Advisers and Van Kampen
                                                              Advisors Inc. since December 2002.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (50)       Vice President          ++      Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                              and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.
Ronald E. Robison (64)        Executive Vice          ++      Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and                   Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.
A. Thomas Smith III (46)      Vice President,         ++      Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Principal Legal                 Director of Van Kampen Investments, Director of the
New York, NY 10020            Officer and                     Advisers, Van Kampen Advisors Inc., the Distributor,
                              Secretary                       Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Managing Director and General
                                                              Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                              Inc. Vice President and Secretary of funds in the Fund
                                                              Complex. Prior to July 2001, Managing Director, General
                                                              Counsel, Secretary and Director of Van Kampen Investments,
                                                              the Advisers, the Distributor, Investor Services, and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                              Secretary and Director of Van Kampen Investments, the
                                                              Advisers, Van Kampen Advisors Inc., the Distributor,
                                                              Investor Services and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to January 1999, Vice President
                                                              and Associate General Counsel to New York Life Insurance
                                                              Company ("New York Life"), and prior to March 1997,
                                                              Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.
John L. Sullivan (47)         Vice President,         ++      Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial                 the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Advisers and Van
                                                              Kampen Advisors Inc.

------------------------------------
++ The year of appointment (or election) is specified in each current Fund's
   Statement of Additional Information.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                               EXCH SPT SAI 7/03